                                           497(c) File Nos. 33-6540 and 811-5033

                                   PROSPECTUS
                                   ----------
                                  MAY 1, 1997

                       AS SUPPLEMENTED OCTOBER 29, 1997
                     LANDMARK U.S. GOVERNMENT INCOME FUND
                      LANDMARK INTERMEDIATE INCOME FUND
                (Members of the Landmark(SM) Family of Funds)
                             Class A and B Shares

This Prospectus describes two diversified mutual funds in the Landmark Family of Funds: Landmark U.S. Government Income Fund and Landmark Intermediate Income Fund. Each Fund has its own investment objectives and policies. Citibank, N.A. is the investment adviser.

--------------------------------------------------------------------------------
    UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, LANDMARK U.S. GOVERNMENT INCOME FUND SEEKS ITS INVESTMENT OBJECTIVES BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A PORTFOLIO WITH THE SAME INVESTMENT OBJECTIVES AND POLICIES. SEE "SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE" ON PAGE 10.
--------------------------------------------------------------------------------

REMEMBER THAT SHARES OF THE FUNDS:
o ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY
o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED

    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. A Statement of Additional Information dated May 1, 1997 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Funds may be made, by contacting the investor's shareholder servicing agent (see inside back cover for address and phone number).

    TABLE OF CONTENTS

2       Prospectus Summary
----------------------------------------------
4       Expense Summary
----------------------------------------------
6       Condensed Financial Information
----------------------------------------------
8       Investment Information
----------------------------------------------
10      Risk Considerations
----------------------------------------------
11      Valuation of Shares
----------------------------------------------
12      Classes of Shares
----------------------------------------------
13      Purchases
----------------------------------------------
17      Exchanges
        Redemptions
----------------------------------------------
18      Dividends and Distributions
----------------------------------------------
19      Management
----------------------------------------------
22      Tax Matters
        Performance Information
----------------------------------------------
23      General Information
----------------------------------------------
25      Appendix -- Permitted Investments and
                    Investment Practices
----------------------------------------------

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------
  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                              PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

    See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUNDS: This Prospectus describes two diversified mutual funds: Landmark U.S. Government Income Fund and Landmark Intermediate Income Fund. Each Fund has its own investment objectives and policies. There can be no assurance that either Fund will achieve its objectives.

INVESTMENT OBJECTIVES AND POLICIES:
LANDMARK U.S. GOVERNMENT INCOME FUND. The Fund's objectives are to generate current income and preserve the value of its shareholders' investment. Through Government Income Portfolio, the Fund invests in debt securities backed by the full faith and credit of the U.S. Government with a dollar weighted average maturity that is generally three years or less. Because the Fund invests through Government Income Portfolio, all references in this Prospectus to the Fund include Government Income Portfolio, except as otherwise noted.

LANDMARK INTERMEDIATE INCOME FUND. The Fund's objectives are to generate a high level of current income and preserve the value of its shareholders' investment. The Fund invests in a broad range of fixed income securities, including preferred stock and debt securities issued by U.S. and non-U.S. companies and debt securities of the U.S. Government and governments of other countries, including developing countries. Under normal market conditions, the Fund's dollar weighted average portfolio maturity will be from three to ten years.

INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser. Citibank and its affiliates manage more than $81 billion in assets worldwide. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Distributor") is the distributor of shares of each Fund. See "Management."

PURCHASES AND REDEMPTIONS: Customers of Shareholder Servicing Agents may purchase and redeem shares of the Funds on any Business Day. See "Purchases" and "Redemptions."

PRICING: Investors may select Class A or Class B shares, with different expense levels and sales charges (if available through the investors' Shareholder Servicing Agents). See "Classes of Shares," "Purchases" and "Management -- Distribution Arrangements."

CLASS A SHARES. Offered at net asset value plus any applicable initial sales charge (maximum of 1.50% of the public offering price for the U.S. Government Income Fund and 4.00% of the public offering price for the Intermediate Income
Fund) and subject to a distribution fee at the annual rate of 0.05% of the average daily net assets represented by Class A shares. Purchases of $1 million or more are not subject to an initial sales charge, but are subject to a 1.00% contingent deferred sales charge in the event of certain redemptions within 12 months following purchase.

  The sales charge on Class A shares may be reduced or eliminated through the following programs:
    Letter of Intent
    Right of Accumulation
    Reinstatement Privilege
See "Purchases" and "Redemptions."

CLASS B SHARES. Offered at net asset value. A maximum contingent deferred sales charge of 2.00% for the U.S. Government Income Fund and 5.00% for the Intermediate Income Fund of the lesser of the shares' net asset value at redemption or their original purchase price is imposed on certain redemptions made within four years of the date of purchase for the U.S. Government Income Fund and six years of the date of purchase for the Intermediate Income Fund. Class B shares are subject to a distribution fee at the annual rate of 0.45% for the U.S. Government Income Fund, and 0.75% for the Intermediate Income Fund, of the average daily net assets represented by Class B shares. Class B shares are also subject to a service fee at the annual rate of 0.05% of the average daily net assets represented by Class B shares. Class B shares automatically convert into Class A shares (which have a lower distribution fee) approximately eight years after purchase.

EXCHANGES: Shares may be exchanged for shares of the corresponding class of most other Landmark Funds. See "Exchanges."

DIVIDENDS: Dividends are declared and paid monthly for each Fund. Net capital gains are distributed annually. See "Dividends and Distributions."

REINVESTMENT: All dividend and capital gain distributions may be received either in cash or in Fund shares of the same class at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Dividends and Distributions."

WHO SHOULD INVEST: Each Fund has its own suitability considerations and risk factors, as summarized below and described in more detail in "Investment Information" and "Risk Considerations." No single Fund is intended to provide a complete investment program.

U.S. GOVERNMENT INCOME FUND. The Fund is designed for investors seeking a higher level of current income than is generally available from money market funds, but who do not want the price fluctuations that are inherent in longer-term securities. Investors should still be willing to accept fluctuation in the price of shares of the Fund.

INTERMEDIATE INCOME FUND. The Fund is designed for investors seeking a higher level of current income than is generally available from shorter-term securities, and who are willing to accept the greater price fluctuations associated with higher levels of income.

RISK FACTORS: There can be no assurance that either Fund will achieve its investment objectives, and each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.

  The value of fixed income securities, including those backed by the U.S. Government, generally goes down when interest rates go up, and vice versa. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

  Investors in the Intermediate Income Fund should be aware that prices of fixed income securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. Also, it is possible that some issuers will be unable to make required payments on fixed income securities held by the Intermediate Income Fund. Securities that are backed by the full faith and credit of the U.S. Government are generally thought to have minimal credit risk.

  The Intermediate Income Fund may invest a portion of its assets in non-U.S. securities. The special risks of investing in non-U.S. securities include possible adverse political, social and economic developments abroad, the difficulties of enforcing legal rights under some non-U.S. legal systems and against some non-U.S. governments and different characteristics of non-U.S. economies and markets. Non-U.S. securities often will trade in non-U.S. currencies, which can be volatile and may be subject to governmental controls or intervention. In addition, securities of non-U.S. issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

  Certain investment techniques, such as repurchase agreements, forward delivery contracts and loans of securities, also may entail special risks. Investors should read "Risk Considerations" for more information about risk factors.

EXPENSE SUMMARY
------------------------------------------------------------------------------

The following table summarizes estimated shareholder transaction and annual operating expenses for Class A and B shares of each Fund and, for the U.S. Government Income Fund, Government Income Portfolio. For more information on costs and expenses, see "Management" -- page 19 and "General Information-Expenses" -- page 23.*

                                              U.S. GOVERNMENT   INTERMEDIATE
                                                INCOME FUND     INCOME FUND

                                              CLASS A CLASS B  CLASS A CLASS B
------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price) .............  1.50%    None    4.00%   None
Maximum Contingent Deferred Sales Charge (as
  a percentage of original purchase price or    See              See
redemption proceeds, whichever is less) ..... Below(1) 2.00%   Below(1) 5.00%
ANNUAL FUND OPERATING EXPENSES, AFTER FEE
WAIVERS (AS A PERCENTAGE OF AVERAGE NET
ASSETS):
Investment Management Fee(2) ................  0.32%   0.32%    0.11%   0.11%
12b-1 Fees (including service fees for Class
  B shares)(2)(3) ...........................  0.05%   0.50%    0.05%   0.80%
Other Expenses
  Administrative Services Fees(2) ...........  0.05%   0.05%    0.12%   0.12%
  Shareholder Servicing Agent ...............  0.25%   0.25%    0.25%   0.25%
  Other Operating Expenses ..................  0.13%   0.13%    0.37%   0.37%
Total Fund Operating Expenses(2) ............  0.80%   1.25%    0.90%   1.65%

  * This table is intended to assist investors in understanding the various costs and expenses that a shareholder of a Fund will bear, either directly or indirectly. Because Class B shares were not offered during the most recent fiscal year of the Funds, certain figures in the table are based on estimated amounts for the current fiscal year. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers and reimbursements. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at these levels.
(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1.00% will be imposed in the event of certain redemptions within 12 months following purchase. See "Classes of Shares" and "Purchases."
(2) Absent fee waivers and reimbursements, investment management fees, 12b-1 fees, administrative services fees and total fund operating expenses would be .35%, .20%, .30% and 1.23% for Landmark U.S. Government Income Fund -- Class A; .35%, .65%, .30% and 1.68% for Landmark U.S. Government Income Fund -- Class B; .35%, .20%, .25% and 1.42% for Landmark Intermediate Income Fund -- Class A and .35%, .95%, .25% and 2.17% for Landmark Intermediate Income Fund -- Class B.
(3) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. The figures for Class B shares include service fees, which are payable at the annual rate of 0.05% of the average daily net assets represented by Class B shares.

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming, except as otherwise noted, redemption at the end of each period indicated below:

                                     ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
--------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND
  Class A shares(1) .................   $23       $40        $ 59      $112
  Class B shares:
    Assuming complete redemption at
    end of period(2)(3) .............   $33       $50        $ 69      $133
    Assuming no redemption(3) .......   $13       $40        $ 69      $133

INTERMEDIATE INCOME FUND
  Class A shares(1) .................   $49       $68        $ 88      $146
  Class B shares:
    Assuming complete redemption at
    end of period(2)(3) .............   $67       $82        $110      $166
    Assuming no redemption(3) .......   $17       $52        $ 90      $166

(1) Assumes deduction at the time of purchase of the maximum sales load, which is 1.50% for U.S. Government Income Fund and 4.00% for Intermediate Income Fund.
(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge. (3) Ten-year figures assume conversion of Class B shares to Class A shares approximately eight years after purchase.

The Example assumes a 5% annual return and that all dividends are reinvested and reflects certain voluntary fee waivers. If waivers were not in place, the amounts in the example would be $27, $53, $82 and $162 for U.S. Government Income Fund -- Class A; $37, $63, $91 and $183 for U.S. Government Income Fund -- Class B (assuming complete redemption at the end of each period); $54, $83, $115 and $203 for Intermediate Income Fund -- Class A; and $72, $98, $136 and $227 for Intermediate Income Fund -- Class B (assuming complete redemption at the end of each period). Expenses for Class A shares are based on the fiscal year ended December 31, 1996. Expenses for Class B shares are estimated because Class B shares were not offered during the fiscal year ended December 31, 1996. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
The following tables provide condensed financial information about the Funds for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Funds' Annual Reports to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, of U.S. Government Income Fund have been audited by Price Waterhouse LLP, independent accountants (for the fiscal years after December 31, 1994) and Deloitte & Touche (for periods prior to the fiscal year ended December 31, 1994). The report of Price Waterhouse LLP is included in the Fund's Annual Report. The financial statements and notes, as well as the table below, of Intermediate Income Fund have been audited by Deloitte & Touche LLP, independent certified public accountants. The report of Deloitte & Touche is included in the Fund's Annual Report. Copies of the Annual Reports may be obtained without charge from an investor's Shareholder Servicing Agent (see inside of back cover for address and phone number).

                                                               U.S. GOVERNMENT INCOME FUND
                                                                  FINANCIAL HIGHLIGHTS
                                                                     CLASS A SHARES
                                               (No Class B shares were outstanding during these periods.)

                                                             FOUR
                                                            MONTHS
                                                             ENDED
                              YEAR ENDED DEC. 31,          DEC. 31,                      YEAR ENDED AUGUST 31,
                         1996        1995        1994      1993(A)      1993      1992      1991     1990    1989    1988   1987++
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
beginning of period ..  $ 9.78      $ 9.28      $ 9.91      $10.01     $ 9.85    $ 9.42    $ 8.93   $ 9.08  $ 9.03  $ 9.16  $10.00
                        ------      ------      ------      ------     ------    ------    ------   ------  ------  ------  ------
Income from
 Operations:
Net investment income    0.516       0.543       0.466       0.183      0.448     0.591     0.710    0.653   0.770   0.763   0.739
Net realized and
unrealized gain (loss)
 on investments ......  (0.232)      0.500      (0.635)     (0.138)     0.183     0.413     0.499   (0.148)  0.052  (0.114) (0.871)
                        ------      ------      ------      ------     ------    ------    ------   ------  ------  ------  ------
    Total from
     operations ......   0.284       1.043      (0.169)      0.045      0.631     1.004     1.209    0.505   0.822   0.649  (0.132)
                        ------      ------      ------      ------     ------    ------    ------   ------  ------  ------  ------
Less Dividends and
Distributions From:
  Net investment
   income ............  (0.514)     (0.543)     (0.461)     (0.145)    (0.464)   (0.574)   (0.719)  (0.655) (0.772) (0.779) (0.708)
  In excess of net
   investment income      --          --          --          --       (0.007)     --        --       --      --      --      --
                        ------      ------      ------      ------     ------    ------    ------   ------  ------  ------  ------
    Total from
     dividends .......  (0.514)     (0.543)     (0.461)     (0.145)    (0.471)   (0.574)   (0.719)  (0.655) (0.772) (0.779) (0.708)
                        ------      ------      ------      ------     ------    ------    ------   ------  ------  ------  ------
Net Asset Value, end
 of period ...........  $ 9.55      $ 9.78      $ 9.28      $ 9.91     $10.01    $ 9.85    $ 9.42   $ 8.93  $ 9.08  $ 9.03  $ 9.16
                        ======      ======      ======      ======     ======    ======    ======   ======  ======  ======  ======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's
 omitted) ............ $26,744     $35,325     $52,933     $79,306    $82,114   $56,159   $25,556  $21,521 $24,834 $31,733 $46,447
Ratio of expenses to
 average net assets ..   0.80%(B)    0.80%(B)    0.80%(B)    0.80%+     0.80%     0.51%     0.97%    1.88%   1.73%   1.29%   0.62%+
Ratio of net
 investment income to
 average net assets      5.31%       5.38%       4.72%       4.34%+     4.46%     6.03%     7.71%    7.19%   8.55%   8.31%   8.45%+
Portfolio turnover (C)    --          --           22%         26%       111%      161%       42%      14%    151%    283%    411%
Total return .........   3.02%      11.48%      (1.72%)      0.45%**    6.59%    10.94%    14.04%    5.73%   9.66%   7.18%  (1.37%)+

Note: If certain agents of the Fund for the periods indicated and certain agents of Government Income Portfolio for periods after
May 1, 1994 had not waived a portion of their fees and assumed Fund expenses, the net investment income per share and the ratios would have been as follows:

Net investment income
  per share ..........  $0.460      $0.499      $0.421      $0.164     $0.400    $0.503    $0.659   $0.648    *     $0.762  $0.686
RATIOS:
Expenses to average
  net assets .........   1.38%(B)    1.23%(B)    1.26%(B)    1.27%+     1.27%     1.41%     1.52%    1.94%    *      1.30%   1.23%+
Net investment income
  to average net assets  4.73%       4.95%       4.26%       3.88%+     3.98%     5.13%     7.16%    7.13%    *      8.30%   7.84%+

  *  No waivers or assumption of expenses during the period.
 **  Not annualized.
  +  Annualized.
 ++  For the period from the start of business, September 8, 1986 to August 31, 1987.
(A)  Effective September 1, 1993, the Fund changed its fiscal year end from August 31 to December 31.
(B)  Includes the Fund's share of Government Income Portfolio's allocated expenses for periods subsequent to May 1, 1994.
(C)  Represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.
     The portfolio turnover rates for the fiscal years ended December 31, 1995 and 1996 are included under "Investment
     Information -- Certain Additional Investment Policies."

                                                          INTERMEDIATE INCOME FUND
                                                            FINANCIAL HIGHLIGHTS
                                                              CLASS A SHARES
                                                    (No Class B shares were outstanding
                                                            during these periods.)

                                                                                    FOR THE PERIOD
                                                                                    JUNE 25, 1993
                                                                                   (COMMENCEMENT OF
                                                  YEAR ENDED DECEMBER 31,           OPERATIONS) TO
                                               1996         1995        1994       DECEMBER 31, 1993
----------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period ......   $ 9.77       $ 8.91     $ 9.88          $10.00
                                              ------       ------     ------          ------
Income from Operations:
Net investment income .....................     0.54         0.57      0.521           0.261
Net realized and unrealized gain (loss)
  on investments ..........................    (0.29)        0.86     (0.959)          0.037
                                              ------       ------     ------          ------
    Total from operations .................     0.25         1.43     (0.438)          0.298
                                              ------       ------     ------          ------
Less Dividends and Distributions From:
  Net investment income ...................    (0.54)       (0.57)    (0.516)         (0.261)
  In excess of net investment income ......     --           --         --            (0.006)
  Net realized gain on investments ........     --           --       (0.016)         (0.151)
                                              ------       ------     ------          ------
    Total from dividends and distributions     (0.54)       (0.57)    (0.532)         (0.418)
                                              ------       ------     ------          ------
Net Asset Value, end of period ............   $ 9.48       $ 9.77     $ 8.91          $ 9.88
                                              ======       ======     ======          ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)    $43,919      $49,618    $47,582          $61,183
Ratio of expenses to average net assets ...    0.90%        0.90%      0.90%           0.90%*
Ratio of net investment income to average
  net assets ..............................    5.72%        5.97%      5.52%           4.95%*
Portfolio turnover ........................     495%         396%       291%            103%
Total return ..............................    2.73%       16.45%    (4.48)%           2.99%+

Note: If certain agents of the Fund had not voluntarily agreed to waive a portion of their fees for the periods indicated and expenses were not reduced for fees paid indirectly for the years after December 31, 1994,  the net investment income per share and the ratios would have been as follows:

Net investment income per share ...........   $ 0.50       $ 0.52    $ 0.475          $0.236
RATIOS:
Expenses to average net assets ............    1.39%        1.42%      1.39%           1.38%*
Net investment income to average net assets    5.23%        5.45%      5.03%           4.47%*

* Annualized.
+ Not annualized.

                            INVESTMENT INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES: The investment objectives of the U.S. GOVERNMENT INCOME FUND are to generate current income and preserve the value of its shareholders' investment.

    The investment objectives of the INTERMEDIATE INCOME FUND are to generate a high level of current income and preserve the value of its shareholders' investment.

    The investment objectives of each Fund may be changed by its Trustees without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that either Fund will achieve its investment objectives.

INVESTMENT POLICIES: The U.S. GOVERNMENT INCOME FUND seeks its objectives by investing in debt securities that are backed, as to timely repayment of principal and interest, by the full faith and credit of the U.S. Government. The dollar weighted average maturity of securities held by the Fund is generally three years or less.

    The Fund invests in both direct obligations of the U.S. Treasury and obligations issued or guaranteed by U.S. Government agencies, including mortgage-backed securities, that are backed by the full faith and credit of the U.S. Government as to the timely payment of principal and interest. Up to 80% of the Fund's assets may be invested in direct pass-through certificates guaranteed by the Government National Mortgage Association ("GNMA"). See "U.S. Government Securities" and "Asset-Backed Securities."

    The Fund is designed to provide a higher level of current income than is generally available from money market funds. The Fund invests in securities with prices that tend to vary more than the prices of money market instruments but less than the prices of intermediate and long-term bonds.

    The INTERMEDIATE INCOME FUND seeks its objectives by investing in a broad range of fixed income securities, including preferred stock and debt issued by U.S. and non-U.S. companies and debt of the U.S. Government and governments of other countries. As a non-fundamental policy, under normal circumstances, at least 65% of the Fund's total assets are invested in fixed income securities, but the Fund expects that substantially all of its assets generally will be invested in fixed income securities.

    The Fund will invest in debt obligations of U.S. companies only if they carry at least a Baa rating from Moody's Investors Service, Inc. ("Moody's") or a BBB rating from Standard & Poor's Rating Services ("S&P"), or if the Adviser determines that they are of comparable quality. Securities rated Baa or BBB have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on bonds rated Baa or BBB than is the case for higher grade securities. Investors should review Appendix A to the Statement of Additional Information for a description of these ratings.

    The Fund may invest up to 50% of its assets in non-U.S. securities, including securities of issuers in developing countries. See "Risk Considerations -- Non-U.S. Securities."

    The Fund is designed to provide a higher level of current income than is generally available from shorter-term securities, but investors should be willing to accept the greater price fluctuations associated with higher levels of income. Under normal market conditions, the Fund's dollar weighted average portfolio maturity will be from three to ten years.

U.S. GOVERNMENT SECURITIES: Each Fund may invest in U.S. Government securities, including (1) U.S. Treasury obligations, such as Treasury bills, notes and bonds, which are backed by the full faith and credit of the United States; and
(2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities that are backed by the full faith and credit of the U.S. Government. The Intermediate Income Fund may also invest in other obligations issued by agencies or instrumentalities of the U.S. Government, some of which are supported by the right of the issuer to borrow from the U.S. Treasury and some of which are backed only by the credit of the issuer itself.

ASSET-BACKED SECURITIES: Each Fund may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, including direct pass-through certificates of GNMA. The Intermediate Income Fund may also invest in mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. Government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

    Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment, because the underlying mortgages are refinanced to take advantage of the lower rates. Thus the prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

    The Intermediate Income Fund may also invest in corporate asset-backed securities and collateralized mortgage obligations that are rated no lower than Baa by Moody's or BBB by S&P, or are judged by the Adviser to be of comparable quality. These securities are backed by pools of assets, including, among other things, mortgage loans, automobile loans or credit card receivables. These securities are not backed by the U.S. Government and have special risks, including inherent difficulties in enforcing rights against the underlying assets.

    Determinations of average maturity of asset-backed securities take into account expectations of prepayments, which may change in different interest rate environments. A Fund will not consider it a violation of policy if its average maturity deviates from its normal range as a result of actual or expected changes in prepayments.

ZERO-COUPON OBLIGATIONS: The Intermediate Income Fund may invest up to 15% of its assets in zero-coupon obligations, such as zero-coupon bonds issued by companies and securities representing future principal and interest installments on debt obligations of the U.S. Government and governments of other countries. Zero-coupon obligations pay no current interest, and as a result their prices tend to be more volatile than those of securities that offer regular payments of interest. In order to pay cash distributions representing income on zero-coupon obligations, the Intermediate Income Fund may have to sell other securities on unfavorable terms, and these sales may generate taxable gain for investors.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
    TEMPORARY INVESTMENTS. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

    OTHER PERMITTED INVESTMENTS. For more information regarding the Funds' permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 24. The Funds will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserve the right to do so.

    INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Funds' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Fund's securities will not be a violation of policy.

    PORTFOLIO TURNOVER. Securities of each Fund will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 1995 and 1996, the turnover rates for Government Income Portfolio were 294% and 100%, respectively. For the fiscal years ended December 31, 1995 and 1996, the turnover rates for the Intermediate Income Fund were 396% and 495%, respectively. The amount of transaction costs and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.

    BROKERAGE TRANSACTIONS. The primary consideration in placing each Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

                             RISK CONSIDERATIONS
-------------------------------------------------------------------------------

    The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

    CHANGES IN NET ASSET VALUE. Each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase.

    INTEREST RATE RISK. The value of fixed income securities, including those backed by the U.S. Government, generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

    CREDIT RISK. Investors in the Intermediate Income Fund should be aware that prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities held by the Intermediate Income Fund. Securities that are backed by the full faith and credit of the U.S. Government are generally thought to have minimal credit risk.

    NON-U.S. SECURITIES. Investors in the Intermediate Income Fund also should be aware that investments in non-U.S. securities involve risks relating to political, social and economic developments abroad. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments. In addition, non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Non-U.S. markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Fund. These risks are increased for investments in issuers in developing countries.

    Because non-U.S. securities often are denominated in currencies other than the U.S. dollar, changes in currency exchange rates will affect the investment performance of the Intermediate Income Fund. In addition, some non-U.S. currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those of U.S. investing. As a result, the operating expense ratios of the Intermediate Income Fund may be higher than those of investment companies investing exclusively in U.S. securities.

    INVESTMENT PRACTICES. Certain of the investment practices employed for the Funds may entail certain risks. These risks are in addition to risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 24.

SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE: The U.S. Government Income Fund does not invest directly in securities. Instead, the Fund invests all of its investable assets in Government Income Portfolio, which is a mutual fund having the same investment objectives and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with these objectives and policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve their objectives. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio. The Fund may withdraw its investment in the Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    Government Income Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the U.S. Government Income Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

    Certain investment restrictions of Government Income Portfolio cannot be changed without approval by the investors in the Portfolio. These policies are described in the Statement of Additional Information. When the U.S. Government Income Fund is asked to vote on matters concerning the Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in its Portfolio.

    Government Income Portfolio may sell interests to investors in addition to the U.S. Government Income Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in the Portfolio may not be the same. The differences in returns are also present in other mutual fund structures.

    Information about other holders of interests in Government Income Portfolio is available from the Fund's distributor, LFBDS (see back cover for address and phone numbers).

    The Intermediate Income Fund may at some time invest all or substantially all of its investable assets in another mutual fund that has the same investment objectives and policies as that Fund. In that case, some or all of the considerations described above might also apply.

                             VALUATION OF SHARES
--------------------------------------------------------------------------------

    Net asset value per share of each class of shares of each Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to a class of a Fund (including, in the case of the U.S. Government Income Fund, its interest in the Portfolio), then subtracting the liabilities charged to the class, and then dividing the result by the number of outstanding shares of the class. Per share net asset value of each class of a Fund's shares may differ because Class B shares bear higher expenses than Class A shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.

    Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value. Non-U.S. securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In light of the non-U.S. nature of some investments of the Intermediate Income Fund, trading may take place in securities held by that Fund on days which are not Business Days and on which it will not be possible to purchase or redeem shares of that Fund.

                              CLASSES OF SHARES
--------------------------------------------------------------------------------

    DIFFERENCES BETWEEN THE CLASSES: Class A and B shares of a Fund represent interests in the same mutual fund. The primary distinctions between the classes of each Fund's shares are their initial and contingent deferred sales charge structures and their ongoing expenses, including service fees and asset-based sales charges in the form of distribution fees. These differences are summarized in the following table. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

----------------------------------------------------------------------------------------------------------------------------------
                                                   ANNUAL 12B-1 FEES
                                                  (AS A PERCENTAGE OF
               SALES CHARGE                     AVERAGE DAILY NET ASSETS)                     OTHER INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
CLASS A   Maximum initial sales charge         Distribution fee of 0.05%        Initial sales charge waived or reduced for certain
          of 1.50% of the public                                                purchases; a contingent deferred sales charge may
          offering price for U.S.                                               apply in certain instances where the initial sales
          Government Income Fund and                                            charge is waived
          4.00% of the public offering
          price for Intermediate Income
          Fund

CLASS B   Maximum contingent deferred         Distribution fee of 0.45% for     Shares convert to Class A shares approximately
          sales charge of 2.00% for U.S.      U.S. Government Income Fund and   eight years after issuance
          Government Income Fund, and         0.75% for Intermediate Income
          5.00% for Intermediate Income       Fund. Service fee of 0.05%
          Fund, of the lesser of
          redemption proceeds or
          original purchase price;
          declines to zero after four
          years for U.S. Government
          Income Fund and six years for
          Intermediate Income Fund
----------------------------------------------------------------------------------------------------------------------------------

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES: In deciding which class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.

    SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 1.50% of the public offering price for the U.S. Government Income Fund and up to 4.00% of the public offering price for the Intermediate Income Fund (except that for purchases of $1 million or more, no initial sales charge is imposed and a contingent deferred sales charge may be imposed instead). Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in a Fund. Class B shares are sold with no initial sales charge, so the entire amount of a Class B shareholder's purchase price is immediately invested in a Fund. A contingent deferred sales charge (up to 2.00% for the U.S. Government Income Fund and up to 5.00% for the Intermediate Income Fund of the lesser of the shares' net asset value at redemption or their original purchase price) applies to redemptions made within four years of purchase for the U.S. Government Income Fund and six years of purchase for the Intermediate Income Fund.

    WAIVERS AND REDUCTIONS OF SALES CHARGES. Class A share purchases totalling at least $50,000 for the U.S. Government Income Fund and at least $100,000 for the Intermediate Income Fund and Class A share purchases made under a Fund's reduced sales charge plan may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

    The entire initial sales charge on Class A shares is waived for certain eligible purchasers. However, a 1.00% contingent deferred sales charge is imposed on certain redemptions of Class A shares on which no initial sales charge was assessed. Because Class A shares bear lower ongoing annual expenses than Class B shares, in most cases investors eligible for reduced initial sales charges should purchase Class A shares.

    The contingent deferred sales charge may be waived upon redemption of certain Class B shares. See "Purchases."

    ONGOING ANNUAL EXPENSES. Class A shares pay an annual 12b-1 distribution fee of 0.05% of average daily net assets. Class B shares pay an annual 12b-1 distribution fee of 0.45% of average daily net assets for the U.S. Government Income Fund and 0.75% of average daily net assets for the Intermediate Income Fund. In addition, Class B shares are subject to a service fee at the annual rate of 0.05% of the average daily net assets represented by Class B shares. Annual 12b-1 distribution fees are a form of asset-based sales charge.

CONVERSION OF CLASS B SHARES: A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately eight years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first Business Day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the Landmark Funds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. See "Valuation of Shares." The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such a ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In that event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

OTHER INFORMATION: See "Purchases," "Redemptions" and "Management -- Distribution Arrangements" for a more complete description of the initial and contingent deferred sales charges and distribution fees for each class of shares of each Fund. By purchasing shares an investor agrees to the imposition of initial and deferred sales charges as described in this Prospectus.

                                  PURCHASES
--------------------------------------------------------------------------------

    Each Fund offers two classes of shares, Class A and B shares, with different expense levels and sales charges. See "Classes of Shares" for more information. WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS AUTOMATICALLY WILL BE INVESTED IN CLASS A SHARES.

    Shares of the Funds are offered continuously and may be purchased on any Business Day at the public offering price either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Such a bank or financial institution will receive transaction fees that are equal to the commissions paid to securities brokers. Shares of the Funds are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state- chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning a Fund). A securities broker may receive both commissions and shareholder servicing fees. An investor's Shareholder Servicing Agent may not make available both classes of shares. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Distributor, plus any applicable sales charge for Class A shares. Each Shareholder Servicing Agent is required to promptly forward orders for Fund shares to the Distributor. Each Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.

    Shareholder Servicing Agents will not transmit purchase orders to the Distributor unless they are in proper form.

PURCHASING CLASS A SHARES: INITIAL SALES CHARGE -- CLASS A SHARES. Each Fund's public offering price of Class A shares is the net asset value next determined after an order is transmitted to and accepted by the Distributor, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following tables:

                                     U.S. GOVERNMENT INCOME FUND

                                                     SALES CHARGE AS
                                                    PERCENTAGE OF THE
                                                  ----------------------
                                                   PUBLIC         NET         BROKER COMMISSION AS
AMOUNT OF PURCHASE AT THE                         OFFERING       AMOUNT        PERCENTAGE OF THE
PUBLIC OFFERING PRICE                              PRICE        INVESTED     PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------
Less than $50,000 ............................     1.50%         1.52%               1.34%
$50,000 to less than $100,000 ................     1.25%         1.27%               1.11%
$100,000 to less than $250,000 ...............     1.00%         1.01%               0.89%
$250,000 to less than $1,000,000 .............     0.50%         0.50%               0.45%
$1,000,000 or more ...........................     none*         none*                none
------------
*A contingent deferred sales charge may apply in certain instances.
----------------------------------------------------------------------------------------------------

                                  INTERMEDIATE INCOME FUND

                                                     SALES CHARGE AS
                                                    PERCENTAGE OF THE
                                                  ----------------------
                                                   PUBLIC         NET         BROKER COMMISSION AS
AMOUNT OF PURCHASE AT THE                         OFFERING       AMOUNT        PERCENTAGE OF THE
PUBLIC OFFERING PRICE                              PRICE        INVESTED     PUBLIC OFFERING PRICE
----------------------------------------------------------------------------------------------------
Less than $100,000 ...........................     4.00%         4.17%               3.56%
$100,000 to less than $250,000 ...............     3.25%         3.36%               2.89%
$250,000 to less than $500,000 ...............     2.50%         2.56%               2.23%
$500,000 to less than $1,000,000 .............     2.00%         2.04%               1.78%
$1,000,000 or more ...........................     none*         none*                none
------------
*A contingent deferred sales charge may apply in certain instances.
----------------------------------------------------------------------------------------------------

    SALES CHARGE ELIMINATION -- CLASS A SHARES. Class A shares of the Funds are available without a sales charge through exchanges for Class A shares of most other Landmark Funds. See "Exchanges." Also, the sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions. Class A shares may be purchased without a sales charge by:

(i) tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code (the "Code"),

(ii) trust accounts for which Citibank or any subsidiary or affiliate of Citibank (a "Citibank Affiliate") acts as trustee and exercises discretionary investment management authority,

(iii) accounts purchasing shares through the Private Client Division of Citicorp Investment Services, or through other programs accessed through the Private Client Division of Citicorp Investment Services, or the private banking division of either Citibank, N.A., Citibank FSB or Citicorp Trust, N.A.,

(iv) accounts for which Citibank or any Citibank Affiliate performs investment advisory services,

(v) accounts for which Citibank or any Citibank Affiliate charges fees for acting as custodian,

(vi) trustees of any investment company for which Citibank or any Citibank Affiliate serves as the investment adviser or as a shareholder servicing agent,

(vii) any affiliated person of a Fund, the Adviser, the Distributor, the Administrator or any Shareholder Servicing Agent,

(viii) shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any other Landmark Fund the terms of which entitle those shareholders to purchase shares of a Fund or any other Landmark Fund at net asset value without a sales charge,

(ix) employee benefit plans qualified under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to such minimum requirements as may be established by the Distributor with respect to the number of employees or amount of purchase; currently, these criteria require that (a) the employer establishing the qualified plan have at least 50 eligible employees or
          (b) the amount invested by such qualified plan in a Fund or in any combination of Landmark Funds totals a minimum of $500,000,

(x) investors purchasing $1 million or more of Class A shares. However, a contingent deferred sales charge will be imposed on such investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1.00% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge, it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time. All investments made during a calendar month will age one month on the last day of the month and each subsequent month. Any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another Landmark Fund and deducted from the redemption proceeds when such exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable). The holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held. The contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived. See "Sales Charge Waivers -- Class B Shares." Any applicable contingent deferred sales charges will be paid to the Distributor,

(xi) subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a Landmark Fund) if: (i) the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed); and (ii) such redemption has occurred no more than 90 days prior to the purchase of Class A shares of the Fund, or

(xii) an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with the Distributor from another investment firm within six months prior to the date of purchase by such investor, if (a) the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds, (b) the redemption is made within 60 days prior to the investment in a Fund, and (c) the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of such redemption.

    REDUCED SALES CHARGE PLANS -- CLASS A SHARES. An individual who is a member of a qualified group may purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the purchase. A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

    Reduced initial sales charges on Class A shares also may be achieved through a RIGHT OF ACCUMULATION or a LETTER OF INTENT. Under a RIGHT OF ACCUMULATION, eligible investors are permitted to purchase Class A shares of a Fund at the public offering price applicable to the total of (a) the dollar amount then being purchased, plus (b) an amount equal to the then-current net asset value or cost (whichever is higher) of the purchaser's combined holdings in the Landmark Funds. The Right of Accumulation may be amended or terminated at any time.

    If an investor anticipates purchasing at least the minimum amount of Class A shares of a Fund required for a volume discount as described above, either alone or in combination with Class B shares of the Fund or any of the classes of other Landmark Funds within a 13-month period, the investor may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to the appointment of an attorney for redemptions of shares if the intended purchases are not completed, by completing a LETTER OF INTENT. Investors should consult "Determination of Net Asset Value; Valuation of Securities; Additional Purchase and Redemption Information" in the Statement of Additional Information and their Shareholder Servicing Agents for more information about Rights of Accumulation and Letters of Intent.

PURCHASING CLASS B SHARES: CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. Each Fund's public offering price of Class B shares is the net asset value next determined after an order is transmitted to and accepted by the Distributor, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon certain redemptions of Class B shares.

    Class B shares of a Fund that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (i) capital appreciation of Fund assets, (ii) reinvestment of dividends or capital gains distributions or (iii) shares redeemed more than four years after their purchase for the U.S. Government Income Fund or more than six years after their purchase for the Intermediate Income Fund. Otherwise, redemptions of Class B shares will be subject to a contingent deferred sales charge. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lesser of net asset value of such shares at the time of redemption or their original purchase price by the applicable percentage shown in the following table.

           U.S. GOVERNMENT INCOME FUND

                                       CONTINGENT
                                        DEFERRED
REDEMPTION DURING                     SALES CHARGE
---------------------------------------------------
1st Year Since Purchase ..............    2.00%
2nd Year Since Purchase ..............    2.00%
3rd Year Since Purchase ..............    1.00%
4th Year Since Purchase ..............    1.00%
5th Year (or Later) Since Purchase ...    None
---------------------------------------------------

           INTERMEDIATE INCOME FUND
                                       CONTINGENT
                                        DEFERRED
REDEMPTION DURING                     SALES CHARGE
---------------------------------------------------
1st Year Since Purchase ..............    5.00%
2nd Year Since Purchase ..............    4.00%
3rd Year Since Purchase ..............    3.00%
4th Year Since Purchase ..............    3.00%
5th Year Since Purchase ..............    2.00%
6th Year Since Purchase ..............    1.00%
7th Year (or Later) Since Purchase ...    None
---------------------------------------------------

    In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The holding period of Class B shares of a Fund acquired through an exchange with another Landmark Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Landmark Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. Any contingent deferred sales charges will be paid to the Distributor.

    SALES CHARGE WAIVERS -- CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges. In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. This waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death. The contingent deferred sales charge also will be waived in connection with:

(i) a lump sum or other distribution in the case of an Individual Retirement Account ("IRA"), a self-employed individual retirement plan (so-called "Keogh Plan") or a custodian account under Section 403(b) of the Code, in each case following attainment of age 59 1/2,
(ii) a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan, and
(iii) a redemption resulting from a tax-free return of an excess contribution to an IRA.

    Contingent deferred sales charge waivers will be granted subject to confirmation by a shareholder's Shareholder Servicing Agent of the shareholder's status or holdings, as the case may be.

    Securities dealers and other financial institutions may receive different compensation with respect to sales of Class A and Class B shares. Shareholder Servicing Agents which are banks or financial institutions may receive transaction fees that are equal to the commissions paid to securities brokers. From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor also may make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Funds. The amounts of these payments will be determined by the Distributor in its sole discretion and may vary among different dealers.

                                  EXCHANGES
-------------------------------------------------------------------------------

    Shares of each Fund may be exchanged for shares of the same class of other Landmark Funds that are made available by a shareholder's Shareholder Servicing Agent, or may be acquired through an exchange of shares of the same class of those funds. No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). No contingent deferred sales charge is imposed on shares being disposed of through an exchange.

    Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Distributor. See "Valuation of Shares."

    This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the Landmark Funds to be acquired through the exchange.

    An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

                                 REDEMPTIONS
--------------------------------------------------------------------------------

    Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent (subject to any applicable contingent deferred sales charge). Shareholders may redeem shares of a Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor. If a redeeming shareholder owns shares of more than one class, Class A shares will be redeemed first unless the shareholder specifically requests otherwise.

    A redemption is treated as a sale of the shares redeemed and could result in a taxable gain or loss to the shareholder making the redemption.

    REDEMPTIONS BY MAIL. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.

    REDEMPTIONS BY TELEPHONE. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    PAYMENT OF REDEMPTIONS. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Purchase and Redemption Information" in the Statement of Additional Information regarding the Funds' right to pay the redemption price in kind with securities (instead of cash).

    REINSTATEMENT PRIVILEGE. Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the same Fund within 30 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Shareholder Servicing Agents in writing at the time the privilege is exercised.

    Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

                         DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    Substantially all of each Fund's net income from dividends and interest is paid to its shareholders of record as a dividend on a monthly basis on or around the last day of each month.

    Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares of the same class issued at net asset value without a sales charge. Distributions paid by each Fund with respect to Class A shares generally will be higher than those paid with respect to Class B shares because expenses attributable to Class B shares generally will be higher.

                                  MANAGEMENT
--------------------------------------------------------------------------------

    TRUSTEES AND OFFICERS: Each Fund is supervised by a Board of Trustees. The Portfolio is also supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Adviser. In addition, a majority of the disinterested Trustees of the U.S. Government Income Fund are different from a majority of the disinterested Trustees of Government Income Portfolio. More information on the Trustees and officers of the Funds and the Portfolio appears under "Management" in the Statement of Additional Information.

INVESTMENT ADVISER: CITIBANK. Each Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $81 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043.

    Citibank manages the Funds' assets pursuant to separate Investment Advisory Agreements. Subject to policies set by the Trustees, Citibank makes investment decisions for the Funds.

    U.S. GOVERNMENT INCOME FUND. Denise Guetta, a Vice President of Citibank, has served as manager of the U.S. Government Income Fund since April 1997. Ms. Guetta is a Senior Portfolio Manager responsible for managing institutional liquidity and short-duration portfolios. Ms. Guetta has over ten years investment experience. Prior to joining Citibank in 1996, she was a portfolio manager at Fischer Francis Trees and Watts, Inc. managing leveraged risk positions in the U.S. Treasury and Canadian markets. She began her career as an account executive at Drexel Burnham Lambert, Inc. managing fixed income and equity portfolios.

    INTERMEDIATE INCOME FUND. Mark Lindbloom, a Vice President of Citibank, has served as manager of the Intermediate Income Fund since June 1993. Mr. Lindbloom has more than 12 years of investment management experience. Prior to joining the Adviser in 1986, Mr. Lindbloom was a Fixed Income Portfolio Manager with Brown Brothers Harriman & Co. where he managed fixed income assets for discretionary institutional portfolios.

    Management's discussion of performance of the Funds is included in the Funds' Annual Reports to Shareholders, which investors may obtain without charge by contacting their Shareholder Servicing Agents.

    ADVISORY FEES. For its services under the Investment Advisory Agreements, the Adviser receives investment advisory fees, which are accrued daily and paid monthly, of 0.35% of each Fund's average daily net assets on an annualized basis for that Fund's then-current fiscal year. The Adviser has voluntarily agreed to waive a portion of its investment advisory fee from each Fund.

    For the fiscal year ended December 31, 1996, the investment advisory fee paid to Citibank for the U.S. Government Income Fund, after waivers, was 0.32% of the Fund's average daily net assets for that fiscal year.

    For the fiscal year ended December 31, 1996, the investment advisory fee paid to Citibank for the Intermediate Income Fund, after waivers, was 0.11% of the Fund's average daily net assets for that fiscal year.

    BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

    BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Investment Advisory Agreements and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

ADMINISTRATIVE SERVICES PLANS: The Funds and the Portfolio have Administrative Services Plans which provide that the Funds and the Portfolio may obtain the services of an administrator, a transfer agent, a custodian, and, in the case of the Funds, one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the total of the fees paid to the Funds' Administrator and Shareholder Servicing Agents may not exceed 0.65% of each Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plan for Class A shares are included in this expense limitation. This limitation does not include any amounts payable under the Distribution Plans for Class B shares. Within this overall limitation, individual fees may vary. Under the Portfolio's Administrative Services Plan, fees paid to the Portfolio's Administrator may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. See "Administrators," "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant."

ADMINISTRATORS: LFBDS and Signature Financial Group (Cayman) Ltd. ("SFG") provide certain administrative services to the Funds and the Portfolio under administrative services agreements. These administrative services include providing general office facilities, supervising the overall administration of the Funds and the Portfolio, and providing persons satisfactory to the Boards of Trustees to serve as Trustees and officers of the Funds and Portfolio. These Trustees and officers may be directors, officers or employees of LFBDS, SFG or their affiliates.

    For these services, the Administrators receive fees accrued daily and paid monthly of 0.25% of the average daily net assets of each Fund, and 0.05% of the average daily net assets of the Government Income Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, each of the Administrators has voluntarily agreed to waive a portion of the fees payable to it. See "General Information -- Expenses."

    LFBDS and SFG are wholly-owned subsidiaries of Signature Financial Group, Inc. "Landmark" is a service mark of LFBDS.

SUB-ADMINISTRATOR: Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Funds and Portfolio as from time to time are agreed upon by Citibank and LFBDS or SFG. Citibank's compensation as sub-administrator is paid by LFBDS or SFG.

SHAREHOLDER SERVICING AGENTS: The Funds have entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.

    Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent and dividend disbursing agent for each Fund and as the custodian of the Intermediate Income Fund's assets. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110. Investors Bank & Trust Company acts as the custodian of the U.S. Government Income Fund's assets. Securities may be held by a sub-custodian bank approved by the Trustees. Investors Bank & Trust Company also provides fund accounting services and calculates the daily net asset value for the U.S. Government Income Fund.

DISTRIBUTION ARRANGEMENTS: LFBDS, 6 St. James Avenue, Boston, MA 02116, (617) 423-1679, is the distributor of shares of each Fund and also serves as distributor for each of the other Landmark Funds and as a Shareholder Servicing Agent for certain investors. LFBDS receives distribution fees from the Funds pursuant to Distribution Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. LFBDS also collects the sales charges imposed on purchases of Class A shares and collects any contingent deferred sales charges imposed on redemptions of Class A and Class B shares. In those states where LFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer.

    The Funds maintain separate Distribution Plans pertaining to Class A shares and Class B shares. The Class A Plan provides that the Funds may pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.15% of the average daily net assets represented by Class A shares. The Class A Plan also permits the Funds to pay the Distributor an additional fee not to exceed 0.05% of the average daily net assets of the Class A shares in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Class A shares. The Funds did not pay anything under this provision during 1996 and do not anticipate doing so during the current fiscal year.

    The Class B Plan provides that the Funds may pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.45% and 0.75% of the average daily net assets of the U.S. Government Income Fund and the Intermediate Income Fund, respectively, and a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets represented by Class B shares. The Funds have agreed not to pay service fees in an amount in excess of 0.20% of the average daily net assets represented by Class B shares during the 1997 fiscal year. Currently the service fee for Class B shares is 0.05% per annum of the average daily net assets represented by Class B shares.

    The Distributor uses the distribution fees under the Plans to offset each Fund's marketing costs attributable to the classes, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the Distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses. The Distributor also uses the distribution fees under the Class B Plan to offset the commissions it pays to brokers and other institutions for selling the Funds' Class B shares. The Funds and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Plans and the purposes for which the expenditures were made.

    During the period they are in effect, the Plans and related Distribution Agreements pertaining to each class of shares obligate the Funds to pay distribution fees to LFBDS as compensation for its distribution activities, not as reimbursement for specific expenses incurred. Thus, even if LFBDS's expenses exceed its distribution fees for any Fund, the Fund will not be obligated to pay more than those fees and, if LFBDS's expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund will pay the distribution fees to LFBDS until either the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, LFBDS's expenses in excess of distribution fees received or accrued through the termination date will be LFBDS's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Plans for each Fund, the Trustees will review each Plan and LFBDS's expenses for each class separately.

    Each class of shares of each Fund has exclusive voting rights with respect to the Plan for that class.

                                 TAX MATTERS
--------------------------------------------------------------------------------

    This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

    Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes.

    Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of the Intermediate Income Fund's distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of a Fund have been held.

    Fund distributions will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    The Intermediate Income Fund may pay withholding or other taxes to foreign governments during the year. These taxes will reduce that Fund's dividends.

    Early each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.

    Investors should consult their own tax advisers regarding the status of their accounts under state and local laws.

                           PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield or total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

    Each Fund may provide its period and average annualized "total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period which was made at the maximum public offering price and reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. These total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the investment due to the initial or contingent deferred sales charges, and which are thus higher.

    Each Fund may provide annualized "yield" and "effective yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one-month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Each Fund will include performance data for each class of Fund shares in any advertisements, reports or communications including Fund performance data. Of course, any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Funds.

                             GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION: Each Fund is a series of Landmark Fixed Income Funds (the "Trust"), which is a Massachusetts business trust that was organized on June 23, 1986. The Trust was known as "Landmark U.S. Government Income Fund" until its name was changed effective June 11, 1992. The Trust is an open-end management investment company registered under the 1940 Act.

    Each Fund is a diversified mutual fund. Under the 1940 Act, a diversified mutual fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the mutual fund and not more than 10% of the voting securities of the issuer.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    The Portfolio is a series of The Premium Portfolios, a trust organized under the laws of the State of New York. The Declaration of Trust of The Premium Portfolios provides that the U.S. Government Income Fund and other entities investing in the Portfolio are each liable for all obligations of the Portfolio. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

CHANGES ADOPTED: Currently, Landmark Intermediate Income Fund operates on a stand-alone basis; that is, it invests directly in investment securities. This Fund has the ability to convert to a two-tier, master/feeder structure whereby the Fund would invest all of its investable assets in a single investment company. At a meeting held on October 24, 1997, shareholders of the Intermediate Income Fund approved an amendment to the Fund's Declaration of Trust and fundamental investment restrictions to allow the Fund to invest in one or more investment companies. Shareholders also approved a new Management Agreement with Citibank and a new Rule 12b-1 Service Plan for the Fund. The new Management Agreement and new Service Plan will become effective as of January 1, 1998.

    Under the new Management Agreement, Citibank will be responsible for the overall management of the Fund's business affairs, and will provide investment advisory as well as administrative services to the Fund. Upon effectiveness of the new Management Agreement, the Fund's existing advisory and administrative services agreements will be terminated.

    Under the new Management Agreement, the Fund will pay Citibank management fees equal on an annual basis to 0.70% of the Fund's average daily net assets. Advisory and administrative services fees currently payable by the Fund equal 0.60% of the Fund's average daily net assets on an annual basis.

    Under the Fund's existing Rule 12b-1 Distribution Plan, the Fund may pay its distributor a monthly distribution fee at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The existing Distribution Plan also permits the Fund to pay the distributor an additional fee (not to exceed on an annual basis 0.05% of average daily net assets) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Fund shares. Under the new Service Plan, the Fund may pay monthly fees in an amount not to exceed 0.25% per annum of the Fund's average daily net assets for both distribution and service matters. Upon effectiveness of the new Service Plan, the existing Distribution Plan will be terminated.

    It is not expected that the Fund's total expense ratio will increase after the new Management Agreement and new Service Plan become effective.

    These changes do not apply to Landmark U.S. Government Income Fund.

VOTING AND OTHER RIGHTS: The Trust may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of the Trust have equal voting rights except that, in matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

    At any meeting of shareholders of any Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.

    As a Massachusetts business trust, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in a Fund's or Portfolio's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund except that, due to the differing expenses borne by the each class, dividends and proceeds generally will be lower for Class B shares than for Class A shares.

CERTIFICATES: The Funds' Transfer Agent maintains a share register for shareholders of record, i.e., Shareholder Servicing Agents. Share certificates are not issued.

RETIREMENT PLANS: Investors may be able to establish new accounts in a Fund under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Shareholder Servicing Agents and tax and retirement advisers.

EXPENSES: In addition to amounts payable as described above under the Advisory Agreements, the Administrative Services Plans and the Distribution Plans, each Fund and the Portfolio is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Adviser, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums. All fee waivers are voluntary and may be reduced or terminated at any time.

    For the fiscal year ended December 31, 1996, the total expenses for the Class A shares of the Funds were .80% of the average daily net assets attributable to Class A shares of the U.S. Government Income Fund and .90% of the average daily net assets attributable to Class A shares of the Intermediate Income Fund, in each case for that fiscal year.

COUNSEL AND INDEPENDENT AUDITORS: Bingham, Dana & Gould LLP, Boston, Massachusetts, is counsel for each Fund. Price Waterhouse LLP, located at 160 Federal Street, Boston, MA 02110, serves as independent auditors for U.S. Government Income Fund. Deloitte & Touche LLP, located at 125 Summer Street, Boston, MA 02110, serves as independent auditors for Intermediate Income Fund.
                               ----------------

    The Statement of Additional Information dated the date hereof contains more detailed information about the Funds and the Portfolio, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrators, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, (vi) programs for the purchase of shares, and (vii) the determination of net asset value.

    No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

                                   APPENDIX

                          PERMITTED INVESTMENTS AND
                             INVESTMENT PRACTICES
--------------------------------------------------------------------------------

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. The U.S. Government Income Fund will only enter into repurchase agreements that cover securities that are backed by the full faith and credit of the U.S. Government. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase.

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 30% of the Fund's total assets.

    In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or reverse repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

    RULE 144A SECURITIES. Each Fund may purchase restricted securities that are not registered for sale to the general public. If the Adviser determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

    PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets (taken at market value) in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

    "WHEN-ISSUED" SECURITIES. In order to ensure the availability of suitable securities, each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

    CURRENCY EXCHANGE CONTRACTS. Forward currency exchange contracts may be entered into for the Intermediate Income Fund for the purchase or sale of non-U.S. currency for hedging purposes against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of non-U.S. issuers that have been purchased or sold (but not settled) for the Fund. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each of the Funds may use financial futures in order to protect the Fund from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security or an index of securities. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are commonly referred to as "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. The futures contracts that may be purchased by the Funds are standardized contracts traded on commodities exchanges or boards of trade.

    When a Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of a Fund's initial margin deposit. Neither Fund currently intends to enter into a futures contract if, as a result, the initial margin deposits on all of that Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, each Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the Fund's other assets and to segregate sufficient assets to meet its obligations under outstanding futures contracts.

    The ability of a Fund to utilize futures contracts successfully will depend on the Adviser's ability to predict interest rate movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Adviser's view as to interest rate movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in a Fund's related portfolio position. Also, although the Funds will purchase only standardized futures traded on regulated exchanges, the futures markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position.

    The use of futures contracts potentially exposes a Fund to the effects of "leveraging", which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, each of the Funds intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of a Fund and may affect in other ways the amount, timing and character of a Fund's income for tax purposes, as more fully discussed in the section entitled "Certain Additional Tax Matters" in the Statement of Additional Information.

    The use of futures by the Funds and some of their risks are described more fully in the Statement of Additional Information.

    SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline, or when the Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

--------------------------------------------------------------------------------
SHAREHOLDER
SERVICING AGENTS

FOR CITIBANK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 820-2380 in New York City

[logo] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

[logo] LANDMARK(SM) FUNDS
           Advised by Citibank, N.A.

--------------------------------------------------------------------------------

LANDMARK
U.S. GOVERNMENT
INCOME FUND

--------------------------------------------------------------------------------

LANDMARK
INTERMEDIATE
INCOME FUND

--------------------------------------------------------------------------------


PROSPECTUS

May 1, 1997
As supplemented
October 29, 1997


FT/P.1/97/PB          Printed on Recycled Paper [recycle logo]